EXHIBIT 23.2

               Consent of Independent Certified Public Accountants


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in the registration statement on Form S-8 being filed under the Securities Act of 1933 by Associated Automotive Group Incorporated of our reports dated January 14, 2002, relating to our audits of the consolidated financial statements of C&K Auto Imports, Inc., as of December 31, 2000 incorporated by reference in the registration statement on Form S-8.

/s/ GOLF & WROBLESKI CPA'S, LLP
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GOLF & WROBLESKI CPA'S, LLP
Certified Public Accountants

New York, New York
May 31, 2002





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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in the registration statement on Form S-8 being filed under the Securities Act of 1933 by Associated Automotive Group Incorporated and Subsidiary of our reports dated April 9, 2002, relating to our audits of the consolidated balance sheet of Associated Automotive Group Incorporated and Subsidiary, as of December 31, 2001 and the related consolidated statement of operations, stockholders' equity, and cash flow for the year ended December 31, 2001.

/s/ SPEAR, SAFER, HARMON & CO.
------------------------------
SPEAR, SAFER, HARMON & CO.

Miami, Florida
June 3, 2002



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Goldstein Schechter Price Lucas Horwitz & Co., P.A.
Certified Public Accountants & Consultants


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in the registration statement on Form S-8 being filed under the Securities Act of 1933 by Associated Automotive Group Incorporated of our report dated August 17, 2001, relating to our audits of the financial statements of Motor Cars of South Florida, Inc., as of December 31, 2000 incorporated by reference in the registration statement on Form S-8.

/S/GOLDSTEIN SCHECHTER PRICE LUCAS HORWITZ & CO, P.A.
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GOLDSTEIN SCHECHTER PRICE LUCAS HORWITZ & CO, P.A.
Certified Public Accountants

Miami, Florida
June 4, 2002